Filed pursuant to 497(e)
Homestead Funds, Inc. Registration Nos. 033-35788 and 811-06136

Homestead Funds Trust Registration Nos. 333-229995 and 811-23429

Homestead Funds, Inc.

Homestead Funds Trust

Supplement Dated November 29, 2021
to the Statement of Additional Information dated May 1, 2021, as supplemented from time to time

This supplement revises certain information regarding the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund, each a series of Homestead Funds, Inc., and the Intermediate Bond Fund and Rural America Growth & Income Fund, each a series of Homestead Funds Trust (collectively, the “Homestead Funds”), contained in the above-referenced Statement of Additional Information (the “SAI”).  Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective December 4, 2021, Ultimus Fund Solutions, LLC will serve as the transfer agent for the Homestead Funds.  Accordingly, each of the following changes are made to the SAI effective December 4, 2021:

1.	The second paragraph of the “Custodian and Transfer Agent” section of the SAI is replaced in its entirety as follows:

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and transaction processing services.

2.	The fourth sentence of the second paragraph of the “Cost Basis Reporting” section of the SAI is replaced in its entirety as follows:

Ultimus supports several different cost basis accounting methods from which a shareholder may select a cost basis method that best suits his or her individual needs.

3.	The third and fourth sentences of the third paragraph of the “Cost Basis Reporting” section of the SAI are replaced in their entirety as follows:

Ultimus is not required to report cost basis information to shareholders or the IRS on shares acquired before January 1, 2012; however, Ultimus will provide this information, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to shareholders by Ultimus and not transmitted to the IRS.